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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 16, 2002


                           MUTUAL RISK MANAGEMENT LTD
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

              STATE OR OTHER        COMMISSION        IRS EMPLOYER
               JURISDICTION       FILE NUMBER:     IDENTIFICATION
                   OF INCORPORATION:                  NUMBER:

                  BERMUDA          1-10760     NOT APPLICABLE

                                44 CHURCH STREET
                              HAMILTON HM12 BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (441) 295-5688

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On December 20, 2002, Mutual Risk Management Ltd. ("MRM") announced the filing of a Scheme of Arrangement with its creditors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Exhibits.

99.1 Scheme of Arrangement between Mutual Risk Management Ltd. and its Scheme Creditors.
99.2 Explanatory Statement of the Scheme of Arrangement between Mutual Risk Management Ltd. and its Scheme Creditors.
99.3 Appendix 9 of the Scheme of Arrangement between Mutual Risk Management Ltd. and its Scheme Creditors; Management Accounts March 31, 2002.



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of
            1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated: January 14, 2003           MUTUAL RISK MANAGEMENT LTD.



                                              By: /s/ Angus Ayliffe
                                                 -------------------------------
                                                 Angus Ayliffe
                                                 Chief Financial Officer


EXHIBIT INDEX



EXHIBIT
  NO.       DESCRIPTION
-------     -----------

99.1 Scheme of Arrangement between Mutual Risk Management Ltd. and its Scheme Creditors.
99.2 Explanatory Statement of the Scheme of Arrangement between Mutual Risk Management Ltd. and its Scheme Creditors.
99.3 Appendix 9 of the Scheme of Arrangement between Mutual Risk Management Ltd. and its Scheme Creditors; Management Accounts March 31, 2002.

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